EATON VANCE SPECIAL EQUITIES FUND

Supplement to Summary Prospectus dated May 1, 2015

The following replaces “Portfolio Managers” under “Management”:

Michael D. McLean, Vice President of BMR, has managed the Fund since January 2015.

J. Griffith Noble, Vice President of BMR, has managed the Fund since January 2015.

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